SECOND AMENDMENT TO SETTLEMENT AGREEMENT

This SECOND AMENDMENT TO SETTLMENT AGREEMENT (hereafter “Amendment”) is made and entered into this 28th day of December, 2016, by and between JayHawk Energy, Inc., a Nevada corporation; Vast Exploration; LLC, a Texas limited liability company, Vast Holdings, LLC, a Nevada limited liability company; Vast Operations, LLC, a Nevada limited liability company; Vast Petroleum Corp., a Kansas corporation (collectively, the “Company”) and Kelly Stopher, a married individual (“Stopher”). The Company and Stopher are individually referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Settlement Agreement on November 11, 2016.

WHEREAS, the Parties entered into a First Amendment to Settlement Agreement on December 9, 2016.

WHEREAS, the Company desires to provide Stopher assurance he will receive the net amount of equity (upon conversion), warrants and collateral as agreed to in the aforementioned Settlement Agreement in the event the alters the “100:1” reverse split referenced in the Settlement Agreement and related documents.

NOW, THEREFORE, in consideration of the mutual promises, accommodations and benefits to the Parties, the Parties agree as follows:

1.

Amendment to Section 2. Section 2 shall include a new Section 2.10 which shall state:

2.10

Certain Adjustments.

The Company has agreed that in the event the Company alters the ratio of the proposed “100:1” reverse split of its equity securities that there will be a pro-rata adjustments to the Convertible Promissory Note, Common Stock Purchase Warrant and the Stock Pledge as follows:

2.10.1

Convertible Promissory Note:

(a)

Section 3.1 will be amended to reference the revised split ratio, and

(b)

Section 7 will be amended to reference the revised Stock Pledge amount based on the revised ratio.

2.10.2

Common Stock Purchase Warrant:

(a)

The number of common stock purchase warrants secured by the Stock Pledge shall be amended to reflect the revised split ratio on a pro-rata basis.

(i)

For example purposes only, if the Company were to revise the reverse split ratio to “200:1”, the Common Stock Purchase Warrant will be amended so that Stopher receives 200,000 common stock purchase warrants (assuming full compliance with the Settlement Agreement), instead of the agreed to 100,000 common stock purchase warrants.

2.10.3

Stock Pledge Agreement:

(a)

The number of shares of common stock underlying the Stock Pledge Agreement will be amended to reflect the revised split ratio on a pro-rata basis.

(i)

For example purposes only, if the Company were to revise the reverse split ratio to “200:1”, the Stock Pledge will be amended so the collateral securing repayment of the Convertible Promissory Note is increased from 350,000 to 700,000 common shares.

The Company confirms that the securities underlying the Convertible Promissory Note, Warrant and Stock Pledge will be included in the next registration statement filed by the Company.

The intent of this Section 2.10 is that Stopher will be protected from any adjustments to the proposed 100:1 reverse split authorized by the Company.

2.

Original Agreement Unchanged. All terms of the Settlement Agreement shall remain unchanged except as set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Settlement Agreement on the date first written above.

“Company”

“Kelly Stopher”

JayHawk Energy, Inc.

/s/ Scott Mahoney

/s/ Kelly Stopher

___________________________

_________________________

By: Scott Mahoney

By: Kelly Stopher, Individually

Its: President, CEO & CFO

Vast Exploration, LLC

/s/ Scott Mahoney

___________________________

By: Scott Mahoney

Its: CEO & Manager

Vast Holdings, LLC

/s/ Scott Mahoney

___________________________

By: Scott Mahoney

On behalf of JayHawk Energy, Inc.,

Its Manager

Vast Operations, LLC

/s/ Scott Mahoney

___________________________

By: Scott Mahoney

On behalf of JayHawk Energy, Inc.,

Its Manager

Vast Petroleum Corp.

/s/ Scott Mahoney

___________________________

By: Scott Mahoney

Its: CEO

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